                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-56422, 33-80523, 33-85762, 33-93602, 333-11685
and 33-88135) of Electronics for Imaging, Inc. of our report dated January 21, 2003, except for Note 10 which is as of February 26, 2003, relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 31, 2003